Fourth Quarter 2018 Financial Summary February 13, 2019

Safe Harbor Notice This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material, non-public information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. 1

Q4 2018 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		12/31/2018	9/30/2018
Income Statement	GAAP net income per average common share [(1)]	($1.74)	$0.29
	Core earnings (excluding PAA) per average common share *[(1)]	$0.29	$0.30
	Core earnings per average common share *[(1)]	$0.26	$0.29
	PAA cost (benefit) per average common share [(2)]	$0.03	$0.01
	Annualized GAAP return (loss) on average equity	(62.05%)	10.73%
	Annualized core return on average equity (excluding PAA)*	11.48%	10.85%
Balance Sheet	Book value per common share [(3)]	$9.39	$10.03
	Leverage at period-end [(4)]	6.3x	5.9x
	Economic leverage at period-end [(5)]	7.0x	6.7x
	Capital ratio at period-end [(6)]	12.1%	12.6%
Portfolio	Securities	$92,623,788	$91,338,611
	Loans	4,585,975	4,224,203
	Mortgage servicing rights	557,813	588,833
	Assets transferred or pledged to securitization vehicles	3,833,200	4,287,821
	Real estate, net	739,473	753,014
	Total residential and commercial investments	$102,340,249	$101,192,482
Key Statistics	Net interest margin [(7)]	1.34%	1.49%
	Net interest margin (excluding PAA) *[(7)]	1.49%	1.50%
	Average yield on interest earning assets [(8)]	3.21%	3.21%
	Average yield on interest earning assets (excluding PAA) *[(8)]	3.38%	3.22%
	Average cost of interest bearing liabilities [(9)]	2.22%	2.08%
	Net interest spread	0.99%	1.13%
	Net interest spread (excluding PAA) *	1.16%	1.14%
Efficiency	Operating expenses to core earnings (excluding PAA) *[(10)]	17.56%	17.05%
	Annualized operating expenses as a % of average assets [(10)]	0.28%	0.26%
	Annualized operating expenses as a % of average equity [(10)]	2.02%	1.85%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Portfolio-Related Data	Agency mortgage-backed securities	$90,752,995	$89,290,128	$86,593,058	$88,579,097	$90,551,763
	Credit risk transfer securities	552,097	688,521	563,796	628,942	651,764
	Non-agency mortgage-backed securities	1,161,938	1,173,467	1,006,785	1,066,343	1,097,294
	Commercial mortgage-backed securities	156,758	186,495	315,050	264,810	262,751
	Total securities	$92,623,788	$91,338,611	$88,478,689	$90,539,192	$92,563,572
	Residential mortgage loans	$1,359,806	$1,217,139	$1,142,300	$974,577	$958,546
	Commercial real estate debt and preferred equity	1,296,803	1,435,865	1,251,138	1,081,295	1,029,327
	Loans held for sale	42,184	42,325	42,458	—	—
	Corporate debt	1,887,182	1,528,874	1,256,276	1,152,745	1,011,275
	Total loans	$4,585,975	$4,224,203	$3,692,172	$3,208,617	$2,999,148
	Mortgage servicing rights	$557,813	$588,833	$599,014	$596,378	$580,860
	Residential mortgage loans transferred or pledged to securitization vehicles	$1,094,831	$765,876	$523,857	$561,108	$479,776
	Commercial real estate debt transferred or pledged to securitization vehicles	2,738,369	3,521,945	2,542,413	2,695,513	2,826,357
	Assets transferred or pledged to securitization vehicles	$3,833,200	$4,287,821	$3,066,270	$3,256,621	$3,306,133
	Real estate, net	$739,473	$753,014	$477,887	$480,063	$485,953
	Total residential and commercial investments	$102,340,249	$101,192,482	$96,314,032	$98,080,871	$99,935,666
	Total assets	$105,787,527	$105,961,803	$98,832,997	$100,382,233	$101,760,050
	Average TBA position	$14,393,740	$11,842,426	$9,407,819	$12,050,341	$17,509,691
Summary Portfolio Statistics	Residential Securities:					
	% Fixed-rate	93%	92%	91%	91%	90%
	% Adjustable-rate	7%	8%	9%	9%	10%
	Weighted average experienced CPR for the period	7.9%	10.3%	10.1%	8.9%	9.8%
	Weighted average projected long-term CPR at period-end	10.1%	9.1%	9.1%	9.2%	10.4%
	Net premium and discount balance in Residential Securities	$5,118,478	$5,769,426	$5,896,755	$6,063,609	$6,024,347
	Net premium and discount balance as % of stockholders' equity	36.27%	38.59%	42.83%	43.51%	40.53%

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Financing Data	Repurchase agreements	$81,115,874	$79,073,026	$75,760,655	$78,015,431	$77,696,343
	Other secured financing	4,183,311	4,108,547	3,760,487	3,830,075	3,837,528
	Debt issued by securitization vehicles	3,347,062	3,799,542	2,728,692	2,904,873	2,971,771
	Mortgages payable	511,056	511,588	309,878	309,794	309,686
	Total debt	$89,157,303	$87,492,703	$82,559,712	$85,060,173	$84,815,328
	Total liabilities	$91,669,726	$91,005,947	$85,059,141	$86,439,298	$86,888,477
	Cumulative redeemable preferred stock	$1,778,168	$1,778,168	$1,723,168	$1,723,168	$1,720,381
	Common equity(1)	12,333,944	13,171,826	12,045,422	12,214,096	13,145,092
	Total Annaly stockholders' equity	14,112,112	14,949,994	13,768,590	13,937,264	14,865,473
	Non-controlling interests	5,689	5,862	5,266	5,671	6,100
	Total equity	$14,117,801	$14,955,856	$13,773,856	$13,942,935	$14,871,573
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	77	55	71	72	58
	Weighted average rate on repurchase agreements, for the quarter(2)(3)	2.43%	2.25%	1.99%	1.64%	1.41%
	Weighted average rate on repurchase agreements, at period-end(3)	2.96%	2.32%	2.17%	1.83%	1.61%
	Leverage at period-end	6.3x	5.9x	6.0x	6.1x	5.7x
	Economic leverage at period-end	7.0x	6.7x	6.4x	6.5x	6.6x
	Capital ratio at period-end	12.1%	12.6%	13.2%	13.1%	12.9%
	Book value per common share	$9.39	$10.03	$10.35	$10.53	$11.34
	Total common shares outstanding	1,313,763	1,303,080	1,164,334	1,159,657	1,159,585
	Hedge ratio(4)	94%	96%	95%	94%	70%
	Weighted average pay rate on interest rate swaps, at period-end(5)	2.17%	2.10%	2.08%	2.00%	2.22%
	Weighted average receive rate on interest rate swaps, at period-end(5)	2.68%	2.33%	2.31%	2.13%	1.58%
	Weighted average net rate on interest rate swaps, at period-end(5)	(0.51%)	(0.23%)	(0.23%)	(0.13%)	0.64%

Detailed endnotes are included within the Appendix at the end of this presentation.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement		For the quarters ended				
		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
	Total interest income	$859,674	$816,596	$776,806	$879,487	$745,423
	Total interest expense	586,774	500,973	442,692	367,421	318,711
	Net interest income	$272,900	$315,623	$334,114	$512,066	$426,712
	Total economic interest expense *(1)	$520,885	$449,624	$411,217	$415,581	$392,668
	Economic net interest income *(1)	$338,789	$366,972	$365,589	$463,906	$352,755
	Total interest income (excluding PAA) *	$905,146	$819,982	$784,322	$761,092	$756,790
	Economic net interest income (excluding PAA) *(1)	$384,261	$370,358	$373,105	$345,511	$364,122
	GAAP net income (loss)	($2,254,872)	$385,429	$595,887	$1,327,704	$746,771
	GAAP net income (loss) available (related) to common stockholders (2)	($2,287,383)	$353,903	$564,542	$1,294,034	$714,588
	GAAP net income (loss) per average common share (2)	($1.74)	$0.29	$0.49	$1.12	$0.62
	Core earnings (excluding PAA) *	$417,169	$389,666	$382,813	$385,272	$386,951
	Core earnings (excluding PAA) available to common stockholders *(2)	$384,675	$357,991	$351,436	$351,506	$354,617
	Core earnings (excluding PAA) per average common share *(2)	$0.29	$0.30	$0.30	$0.30	$0.31
	Core earnings *	$371,697	$386,280	$375,297	$503,667	$375,584
	Core earnings available to common stockholders *(2)	$339,203	$354,605	$343,920	$469,901	$343,250
	Core earnings per average common share *(2)	$0.26	$0.29	$0.30	$0.41	$0.30
	PAA cost (benefit)	$45,472	$3,386	$7,516	($118,395)	$11,367
	PAA cost (benefit) per average common share (3)	$0.03	$0.01	$—	($0.11)	$0.01

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

5

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Key Earnings Metrics	Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
	Total common and preferred dividends declared [(1)]	$426,816	$397,163	$380,677	$381,663	$388,511
	Annualized GAAP return (loss) on average equity	(62.05%)	10.73%	17.20%	36.86%	20.58%
	Annualized GAAP return (loss) on average equity per unit of economic leverage	(8.86%)	1.60%	2.69%	5.67%	3.12%
	Annualized core return on average equity (excluding PAA) *	11.48%	10.85%	11.05%	10.70%	10.67%
	Annualized core return on average equity per unit of economic leverage (excluding PAA) *	1.64%	1.62%	1.73%	1.65%	1.62%
	Net interest margin	1.34%	1.49%	1.53%	1.94%	1.47%
	Net interest margin (excluding PAA) *	1.49%	1.50%	1.56%	1.52%	1.51%
	Average yield on interest earning assets	3.21%	3.21%	3.04%	3.45%	2.97%
	Average yield on interest earning assets (excluding PAA) *	3.38%	3.22%	3.07%	2.99%	3.02%
	Average cost of interest bearing liabilities	2.22%	2.08%	1.89%	1.90%	1.83%
	Net interest spread	0.99%	1.13%	1.15%	1.55%	1.14%
	Net interest spread (excluding PAA) *	1.16%	1.14%	1.18%	1.09%	1.19%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

6

Components of Economic Net Interest Income

Unaudited, dollars in thousands

Net Interest Income	For the quarters ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Interest income:					
Residential Securities	$708,146	$680,037	$662,750	$779,588	$654,387
Residential mortgage loans	27,703	21,184	18,868	15,505	10,750
Commercial investment portfolio	107,650	97,531	79,343	72,457	73,596
U.S. Treasury securities	—	160	—	—	—
Reverse repurchase agreements	16,175	17,684	15,845	11,937	6,690
Total interest income	$859,674	$816,596	$776,806	$879,487	$745,423
Economic interest expense:					
Repurchase agreements	$521,546	$445,535	$400,475	$331,374	$283,909
Net interest component of interest rate swaps [(1)]	(65,889)	(51,349)	(31,475)	48,160	73,957
Debt issued by securitization vehicles	34,769	29,391	18,201	15,652	17,405
Other	30,459	26,047	24,016	20,395	17,397
Total economic interest expense *	$520,885	$449,624	$411,217	$415,581	$392,668
Economic net interest income *	$338,789	$366,972	$365,589	$463,906	$352,755
PAA cost (benefit)	45,472	3,386	7,516	(118,395)	11,367
Economic net interest income (excluding PAA) *	$384,261	$370,358	$373,105	$345,511	$364,122

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

7

GAAP Net Income to Core Earnings Reconciliation

Core Earnings Reconciliation

Unaudited, dollars in thousands	For the quarters ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
GAAP net income (loss)	$(2,254,872)	$385,429	$595,887	$1,327,704	$746,771
Net income (loss) attributable to noncontrolling interests	17	(149)	(32)	(96)	(151)
Net income (loss) attributable to Annaly	$(2,254,889)	$385,578	$595,919	$1,327,800	$746,922
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	—	(575)	—	(834)	160,075
Unrealized (gains) losses on interest rate swaps	1,313,882	(417,203)	(343,475)	(977,285)	(484,447)
Net (gains) losses on disposal of investments	747,505	324,294	66,117	(13,468)	(7,895)
Net (gains) losses on other derivatives	484,872	(94,827)	(34,189)	47,145	(121,334)
Net unrealized (gains) losses on instruments measured at fair value through earnings	18,169	39,944	48,376	51,593	12,115
Loan loss provision	3,496	—	—	—	—
Adjustments to exclude components of other (income) loss:					
Depreciation and amortization expense related to commercial real estate [1]	11,000	9,278	—	—	—
Non-core (income) loss allocated to equity method investments [2]	(10,307)	(2,358)	—	—	—
Non-core other (income) loss [3]	—	44,525	—	—	—
Adjustments to exclude components of general and administrative expenses and income taxes:					
Transaction expenses and non-recurring items [4]	3,816	60,081	—	1,519	—
Income tax effect of non-core income (loss) items	3,334	886	—	—	—
Adjustments to add back components of realized and unrealized (gains) losses:					
TBA dollar roll income and CMBX coupon income [5]	69,572	56,570	62,491	88,353	89,479
MSR amortization [6]	(18,753)	(19,913)	(19,942)	(21,156)	(19,331)
Core earnings *	371,697	386,280	375,297	503,667	375,584
Less:					
Premium amortization adjustment cost (benefit)	45,472	3,386	7,516	(118,395)	11,367
Core earnings (excluding PAA) *	$417,169	$389,666	$382,813	$385,272	$386,951
Dividends on preferred stock	32,494	31,675	31,377	33,766	32,334
Core earnings attributable to common stockholders *	$339,203	$354,605	$343,920	$469,901	$343,250
Core earnings attributable to common stockholders (excluding PAA) *	$384,675	$357,991	$351,436	$351,506	$354,617

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

8

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Book Value Rollforward	Book value per common share, beginning of period	$10.03	$10.35	$10.53	$11.34	$11.42
	Net income (loss) available (related) to common stockholders [(1)]	(1.74)	0.29	0.49	1.12	0.62
	Other comprehensive income (loss) attributable to common stockholders	1.40	(0.32)	(0.37)	(1.63)	(0.42)
	Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
	Issuance of common stock / redemption of preferred stock	0.00	0.01	0.00	0.00	0.02
	Book value per common share, end of period	$9.39	$10.03	$10.35	$10.53	$11.34
Net Interest Margin	Prior quarter net interest margin	1.49%	1.53%	1.94%	1.47%	1.33%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.02%	0.03%	0.08%	0.19%	0.13%
	Net amortization of premiums	(0.07%)	0.06%	(0.38%)	0.37%	0.10%
	TBA dollar roll income and CMBX coupon income	0.03%	(0.03%)	(0.09%)	0.01%	(0.04%)
	Interest expense and net interest component of interest rate swaps	(0.13%)	(0.10%)	(0.02%)	(0.10%)	(0.05%)
	Current quarter net interest margin	1.34%	1.49%	1.53%	1.94%	1.47%
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.50%	1.56%	1.52%	1.51%	1.47%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll and CMBX balances)	0.02%	0.03%	0.08%	0.19%	0.13%
	Net amortization of premiums, excluding PAA	0.07%	0.04%	0.07%	(0.09%)	0.00%
	TBA dollar roll income and CMBX coupon income	0.03%	(0.03%)	(0.09%)	0.01%	(0.04%)
	Interest expense and net interest component of interest rate swaps	(0.13%)	(0.10%)	(0.02%)	(0.10%)	(0.05%)
	Current quarter net interest margin (excluding PAA) *	1.49%	1.50%	1.56%	1.52%	1.51%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

9

Quarter-Over-Quarter Changes in Key Metrics (cont’d) Unaudited For the quarters ended 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 Prior quarter net interest spread 1.13% 1.15% 1.55% 1.14% 0.97% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.08% 0.13% 0.00% 0.03% 0.02% Net Interest Spread Net amortization of premiums (0.08%) 0.04% (0.41%) 0.45% 0.16% Average cost of interest bearing liabilities (0.14%) (0.19%) 0.01% (0.07%) (0.01%) Current quarter net interest spread 0.99% 1.13% 1.15% 1.55% 1.14% Prior quarter net interest spread (excluding PAA) * 1.14% 1.18% 1.09% 1.19% 1.15% Quarter-over-quarter changes in contribution: Net Interest Spread Coupon on average interest earning assets 0.08% 0.12% 0.00% 0.03% 0.02% * (excluding PAA) Net amortization of premiums, excluding PAA 0.08% 0.03% 0.08% (0.06%) 0.03% Average cost of interest bearing liabilities (0.14%) (0.19%) 0.01% (0.07%) (0.01%) Current quarter net interest spread (excluding PAA) * 1.16% 1.14% 1.18% 1.09% 1.19% * Represents a non-GAAP financial measure. 10

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	10.73%	17.20%	36.86%	20.58%	10.98%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.78%	(0.21%)	1.10%	0.83%	1.04%
	Net amortization of premiums and accretion of discounts	(0.86%)	0.53%	(3.10%)	3.05%	0.90%
	Interest expense and net interest component of interest rate swaps	(1.81%)	(0.65%)	(0.33%)	(0.49%)	(0.38%)
	Realized (gains) losses on termination or maturity of interest rate swaps	(0.02%)	0.02%	(0.02%)	4.43%	(4.41%)
	Unrealized (gains) losses on interest rate swaps	(47.77%)	1.70%	(17.22%)	13.78%	11.65%
	Realized and unrealized (gains) losses on investments and other derivatives	(27.00%)	(5.18%)	0.05%	(5.59%)	0.98%
	Loan loss provision	(0.10%)	0.00%	0.00%	0.00%	0.00%
	Other[1]	3.00%	(2.68%)	(0.14%)	0.27%	(0.18%)
	Current quarter annualized GAAP return (loss) on average equity	(62.05%)	10.73%	17.20%	36.86%	20.58%
Annualized Core Return on Average Equity (excluding PAA)*	Prior quarter annualized core return on average equity (excluding PAA) *	10.85%	11.05%	10.70%	10.67%	10.57%
	Quarter-over-quarter changes in contribution:					
	Coupon income	1.78%	(0.21%)	1.10%	0.83%	1.04%
	Net amortization of premiums (excluding PAA)	0.29%	0.41%	0.41%	(0.56%)	0.02%
	Interest expense and net interest component of interest rate swaps	(1.81%)	(0.65%)	(0.33%)	(0.49%)	(0.38%)
	TBA dollar roll income and CMBX coupon income	0.34%	(0.23%)	(0.65%)	(0.01%)	(0.35%)
	Other[2]	0.03%	0.48%	(0.18%)	0.26%	(0.23%)
	Current quarter core return on annualized average equity (excluding PAA) *	11.48%	10.85%	11.05%	10.70%	10.67%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

11

Residential Investments and TBA Derivative Overview as of December 31, 2018

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$5,116,945	6.2%	3.36%	102.1%	101.0%	6.8%	$5,168,154
20 years	3,145,064	3.8%	3.52%	104.2%	101.4%	8.7%	3,188,488
>=30 years [2]	74,696,046	90.0%	3.98%	104.7%	102.5%	6.8%	76,545,696
Total/Weighted Avg.	$82,958,055	100.0%	3.92%	104.5%	102.4%	6.9%	$84,902,338

TBA Purchase Contracts							
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$1,798,000	13.0%	3.00%	$1,780,275			$1,794,910
30-year	12,005,000	87.0%	3.89%	12,042,834			12,169,887
Total/Weighted Avg.	$13,803,000	100.0%	3.77%	$13,823,109			$13,964,797

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$3,983,265	81.7%	3.26%	105.5%	102.6%	27.4%	$4,088,785
25 - 40 months	77,331	1.6%	3.28%	104.7%	101.1%	12.2%	78,143
41 - 60 months	188,524	3.9%	2.75%	102.4%	99.8%	9.1%	188,204
61 - 90 months	621,513	12.8%	3.01%	103.5%	100.0%	11.7%	621,636
Total/Weighted Avg.	$4,870,633	100.0%	3.21%	105.1%	102.1%	24.4%	$4,976,768

Detailed endnotes are included within the Appendix at the end of this presentation.

12

Residential Investments & TBA Derivative Overview as of December 31, 2018 (cont'd)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [1]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$2,351,055	39.1%	3.32%	13.9%	11.5%	9.5%	$270,899
Inverse Interest-only	3,655,953	60.9%	3.63%	23.3%	16.5%	10.1%	602,990
Total/Weighted Avg.	$6,007,008	100.0%	3.51%	19.6%	14.5%	9.9%	$873,889

Mortgage Servicing Rights							
Type	Unpaid Principal Balance		Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)		Estimated Fair Value
Total/Weighted Avg.	$43,272,959		3.82%	0.24%	33.2		$557,813

Residential Credit Portfolio							
Sector	Current Face / Notional Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Credit Risk Transfer	$542,374	13.2%	5.87%	102.4%	101.8%		$552,097
Alt-A	202,889	4.4%	4.74%	84.8%	89.9%		182,361
Prime	353,108	8.3%	4.71%	94.0%	97.4%		343,986
Subprime	423,166	9.5%	3.24%	85.1%	93.3%		394,621
Non-Performing Loan Securitizations	3,431	0.1%	5.00%	99.1%	100.2%		3,438
Prime Jumbo	225,567	5.3%	3.98%	98.4%	97.8%		220,658
Prime Jumbo Interest-only	860,085	0.4%	0.44%	1.5%	2.0%		16,874
Residential Mortgage Loans	2,425,657	58.8%	4.93%	101.3%	101.2%		2,454,637
Total/Weighted Avg.	$5,036,277	100.0%	4.80%				$4,168,672

Detailed endnotes are included within the Appendix at the end of this presentation.

13

Residential Credit Investments Detail as of December 31, 2018 (1)

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure		Investment Characteristics			
		Senior	Subordinate	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Agency Credit Risk Transfer	$524,414	$—	$524,414	5.78%	1.18%	0.29%	7.41%
Private Label Credit Risk Transfer	27,683	—	27,683	7.70%	0.26%	0.29%	8.65%
Alt-A	182,361	107,293	75,068	4.74%	11.06%	9.59%	10.08%
Prime	343,986	158,351	185,635	4.71%	10.34%	7.54%	13.32%
Subprime	394,621	145,384	249,237	2.84%	8.89%	18.98%	5.53%
Non-Performing Loan Securitizations	3,438	—	3,438	5.00%	59.46%	47.86%	6.86%
Prime Jumbo	220,658	186,014	34,644	3.98%	14.68%	0.10%	5.71%
Prime Jumbo Interest-only	16,874	16,874	—	0.44%	0.00%	0.28%	7.24%
Total	$1,714,035	$613,916	$1,100,119	4.68%	7.91%	7.93%	11.84%

Product	Estimated Fair Value	Bond Coupon			
		ARM	Fixed	Floater	Interest Only
Agency Credit Risk Transfer	$524,414	$—	$—	$524,414	$—
Private Label Credit Risk Transfer	27,683	—	—	27,683	—
Alt-A	182,361	44,896	112,952	24,513	—
Prime	343,986	160,736	168,137	15,113	—
Subprime	394,621	—	48,583	345,653	385
Non-Performing Loan Securitizations	3,438	—	3,438	—	—
Prime Jumbo	220,658	—	220,658	—	—
Prime Jumbo Interest-only	16,874	—	—	—	16,874
Total	$1,714,035	$205,632	$553,768	$937,376	$17,259

Detailed endnotes are included within the Appendix at the end of this presentation.

14

Commercial Real Estate Overview as of December 31, 2018

Unaudited, dollars in thousands

	GAAP					Non-GAAP	
Mortgage Debt & Preferred Equity Investments	Number of Investments	Carrying Value	% of Portfolio	Weighted Avg LTV[1]	Weighted Avg Life (years)[2]	Economic Interest[3]	Levered Return
Senior Mortgages	24	$981,202	19.8%	67.6%	3.8	$253,577	12.0%
Mezzanine Loans	15	315,601	6.3%	73.9%	3.1	292,226	9.7%
Commercial Real Estate Debt and Preferred Equity, Held for Investment	**39**	**$1,296,803**	**26.1%**	**69.2%**	**3.6**	**$545,803**	**10.8%**
Loans Held for Sale, Net	**1**	**$42,184**	**0.8%**	**23.8%**	**4.4**	**$21,112**	**9.3%**
Securitized Whole Loans	74	$2,738,369	55.0%	56.8%	3.2	$63,245	26.0%
AAA CMBS	3	87,860	1.8%	21.6%	0.9	11,708	7.6%
Credit CMBS	8	68,898	1.4%	50.9%	6.9	30,502	13.5%
Total Commercial Real Estate Debt Investments, at fair value	**85**	**$2,895,127**	**58.2%**	**55.6%**	**3.2**	**$105,455**	**20.3%**
Total Debt Portfolio	**125**	**$4,234,114**	**85.1%**	**60.0%**	**3.4**	**$672,370**	**12.2%**

Equity Investments	Number of Properties	Book Value	% of Portfolio	Economic Interest[3]	Levered Return[5]
Real Estate Held for Investment	48	$654,638	13.2%	$195,094	10.6%
Investment in Unconsolidated Joint Ventures[4]	31	84,835	1.7%	123,835	8.2%
Total Equity Investments	**79**	**$739,473**	**14.9%**	**$318,929**	**9.7%**
Total	**204**	**$4,973,587**	**100.0%**	**$991,299**	**11.4%**

Derivatives	Net Notional	Range of Ratings	Implied Market Value	Weighted Average Coupon
CMBX[6]	$421,000	AAA to BBB-	$416,625	1.2%

Detailed endnotes are included within the Appendix at the end of this presentation.

15

Middle Market Lending Overview as of December 31, 2018

Unaudited, dollars in thousands

Industry Dispersion			
Industry	Fixed Rate	Floating Rate	Total
Aircraft and Parts	$—	$41,342	$41,342
Arrangement of Transportation of Freight & Cargo	—	21,632	21,632
Coating, Engraving and Allied Services	—	57,223	57,223
Computer Programming, Data Processing & Other Computer Related Services	—	242,185	242,185
Drugs	—	35,882	35,882
Electric Work	—	41,760	41,760
Electronic Components & Accessories	—	24,059	24,059
Engineering, Architectural, and Surveying	—	80,748	80,748
Grocery Stores	—	23,431	23,431
Insurance Agents, Brokers and Services	—	48,942	48,942
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	—	14,843	14,843
Management and Public Relations Services	—	487,046	487,046
Medical and Dental Laboratories	—	26,858	26,858
Metal Cans & Shipping Containers	—	118,248	118,248
Miscellaneous Business Services	—	19,622	19,622
Miscellaneous Equipment Rental and Leasing	—	49,552	49,552
Miscellaneous Health and Allied Services, not elsewhere classified	—	56,003	56,003
Miscellaneous Plastic Products	—	9,953	9,953
Motor Vehicles and Motor Vehicle Equipment	—	16,563	16,563
Motor Vehicles and Motor Vehicle Parts and Supplies	—	29,046	29,046
Nonferrous Foundries (Castings)	—	12,948	12,948
Offices and Clinics of Doctors of Medicine	—	97,877	97,877
Offices and Clinics of Other Health Practitioners	—	21,100	21,100
Public Warehousing and Storage	—	84,278	84,278
Research, Development and Testing Services	—	33,381	33,381
Schools and Educational Services, not elsewhere classified	—	19,805	19,805
Services Allied with the Exchange of Securities	—	14,877	14,877
Surgical, Medical, and Dental Instruments and Supplies	—	96,607	96,607
Telephone Communications	—	61,371	61,371
Total	$—	$1,887,182	$1,887,182

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$345,134	18.3%
$20 - $40 million	300,240	15.9%
$40 - $60 million	445,084	23.6%
Greater than $60 million	796,724	42.2%
Total	$1,887,182	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$—	—%
One to three years	108,709	5.8%
Three to five years	396,980	21.0%
Greater than five years	1,381,493	73.2%
Total	$1,887,182	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,346,356	71.3%
Second lien loans	540,826	28.7%
Total	$1,887,182	100.0%

16

Hedging and Liabilities as of December 31, 2018

Unaudited, dollars in thousands

Interest Rate Swaps [1]				
Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to 3 years	$31,900,200	1.84%	2.73%	1.21
>3 to 6 years	16,603,200	2.29%	2.70%	4.30
> 6 to 10 years	18,060,900	2.57%	2.56%	8.62
Greater than 10 years	3,901,400	3.63%	2.59%	17.33
Total / Weighted Avg.	$70,465,700	2.17%	2.68%	4.26

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[2]
U.S. Treasury Futures - 2 year	—	(1,166,000)	1.97
U.S. Treasury Futures - 5 year	—	(6,359,400)	4.39
U.S. Treasury Futures - 10 year & Greater	—	(11,152,600)	7.10
Total	$—	$(18,678,000)	5.86

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted Avg. Underlying Pay Rate	Weighted Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$4,075,000	3.30%	3M LIBOR	10.08	3.06

Repurchase Agreements & Other Secured Financing		
Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$32,012,640	3.50%
30 to 59 days	8,164,165	2.33%
60 to 89 days	18,689,773	2.62%
90 to 119 days	10,132,675	2.52%
Over 120 days[3]	16,299,932	2.96%
Total / Weighted Avg.	$85,299,185	2.97%

		Weighted Average Rate		
	Principal Balance	At Period End[4]	For the Quarter[4]	Days to Maturity[5]
Repurchase agreements	$81,115,874	2.97%	2.43%	77
Other secured financing	4,183,311	3.04%	2.93%	812
Debt issued by securitization vehicles	3,336,881	3.62%	3.76%	3,833
Mortgages payable	516,834	4.11%	4.11%	4,734
Total indebtedness	$89,152,900			

Detailed endnotes are included within the Appendix at the end of this presentation.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of December 31, 2018 and September 30, 2018
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]				
	As of December 31, 2018		As of September 30, 2018	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]
(75)	—%	(0.1%)	0.5%	3.3%
(50)	0.1%	0.9%	0.4%	3.0%
(25)	0.1%	0.9%	0.3%	1.8%
25	(0.2%)	(1.8%)	(0.3%)	(2.4%)
50	(0.6%)	(4.3%)	(0.7%)	(5.3%)
75	(1.0%)	(7.3%)	(1.2%)	(8.6%)

MBS Spread Sensitivity [1]				
	As of December 31, 2018		As of September 30, 2018	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]
(25)	1.5%	11.5%	1.6%	11.5%
(15)	0.9%	6.9%	1.0%	6.9%
(5)	0.3%	2.3%	0.3%	2.3%
5	(0.3%)	(2.3%)	(0.3%)	(2.3%)
15	(0.9%)	(6.8%)	(0.9%)	(6.8%)
25	(1.5%)	(11.2%)	(1.6%)	(11.3%)

Detailed endnotes are included within the Appendix at the end of this presentation.

18

Appendix

Non-GAAP Reconciliations

Unaudited, dollars in thousands

* To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company's results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided below and on the next page. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, is provided on page 8 of this financial summary.

	For the quarters ended,				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Premium Amortization Reconciliation					
Premium amortization expense	$220,131	$187,537	$202,426	$95,832	$203,951
Less:					
PAA cost (benefit)	45,472	3,386	7,516	(118,395)	11,367
Premium amortization expense (excluding PAA)	$174,659	$184,151	$194,910	$214,227	$192,584
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$859,674	$816,596	$776,806	$879,487	$745,423
PAA cost (benefit)	45,472	3,386	7,516	(118,395)	11,367
Interest Income (excluding PAA) *	$905,146	$819,982	$784,322	$761,092	$756,790
Economic Interest Expense Reconciliation					
GAAP interest expense	$586,774	$500,973	$442,692	$367,421	$318,711
Add:					
Net interest component of interest rate swaps	(65,889)	(51,349)	(31,475)	48,160	73,957
Economic interest expense *	$520,885	$449,624	$411,217	$415,581	$392,668
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$905,146	$819,982	$784,322	$761,092	$756,790
Less:					
Economic interest expense *	520,885	449,624	411,217	415,581	392,668
Economic net interest income (excluding PAA) *	$384,261	$370,358	$373,105	$345,511	$364,122

* Represents a non-GAAP financial measure.

20

Non-GAAP Reconciliations (cont'd)

Unaudited, dollars in thousands

	For the quarters ended,				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Economic Metrics (excluding PAA)					
Average interest earning assets	$107,232,861	$101,704,957	$102,193,435	$101,979,042	$100,247,589
Interest income (excluding PAA) *	$905,146	$819,982	$784,322	$761,092	$756,790
Average yield on interest earning assets (excluding PAA) *	3.38%	3.22%	3.07%	2.99%	3.02%
Average interest bearing liabilities	$91,746,160	$86,638,082	$87,103,807	$87,376,452	$85,992,215
Economic interest expense *	520,885	449,624	411,217	415,581	392,668
Average cost of interest bearing liabilities	2.22%	2.08%	1.89%	1.90%	1.83%
Economic net interest income (excluding PAA)*	$384,261	$370,358	$373,105	$345,511	$364,122
Net interest spread (excluding PAA) *	1.16%	1.14%	1.18%	1.09%	1.19%
Interest income (excluding PAA) *	$905,146	$819,982	$784,322	$761,092	$756,790
TBA dollar roll income and CMBX coupon income [1]	69,572	56,570	62,491	88,353	89,479
Interest expense	(586,774)	(500,973)	(442,692)	(367,421)	(318,711)
Net interest component of interest rate swaps	65,889	51,349	31,475	(48,160)	(82,271)
Subtotal	$453,833	$426,928	$435,596	$433,864	$445,287
Average interest earning assets	$107,232,861	$101,704,957	$102,193,435	$101,979,042	$100,247,589
Average TBA contract and CMBX balances [1]	14,788,453	12,216,863	9,407,819	12,050,341	17,509,691
Subtotal	$122,021,314	$113,921,820	$111,601,254	$114,029,383	$117,757,280
Net interest margin (excluding PAA) *	1.49%	1.50%	1.56%	1.52%	1.51%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

21

Endnotes

Beginning with the quarter ended September 30, 2018, the Company updated its calculation of core earnings and related metrics to reflect changes to its portfolio composition and operations, including the acquisition of MTGE in September 2018. Compared to prior periods, the revised definition of core earnings includes coupon income (expense) on CMBX positions (reported in Net gains (losses) on other derivatives) and excludes depreciation and amortization expense on real estate and related intangibles (reported in Other income (loss)), non-core income (loss) allocated to equity method investments (reported in Other income (loss)) and the income tax effect of non-core income (loss) (reported in Income taxes). Prior period results have not been adjusted to conform to the revised calculation as the impact in each of those periods is not material.

The Company calculates "core earnings", a non-GAAP measure, as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core income (loss) items), and core earnings (excluding PAA), which is defined as core earnings excluding the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company's Agency mortgage-backed securities.

Page 2

(1) Net of dividends on preferred stock.

(2) The Company separately calculates core earnings per average common share and core earnings (excluding PAA) per average common share, with the difference between these two per share amounts attributed to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the weighted average number of common shares outstanding due to rounding.

(3) Book value per common share includes 10.6 million shares of the Company's common stock that were pending issuance to shareholders of MTGE at September 30, 2018 in connection with the Company's acquisition of MTGE and have since been issued.

(4) Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages payable. Certain credit facilities (included within other secured financing), securitized debt and mortgages payable are non-recourse to the Company.

(5) Computed as the sum of recourse debt, TBA derivative and CMBX notional outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included within other secured financing) and mortgages payable are non-recourse to the Company and are excluded from this measure.

(6) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and CMBX positions and exclusive of securitized debt of consolidated VIEs).

Page 2 (continued)

(7) Net interest margin represents the sum of the Company's interest income plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. Net interest margin (excluding PAA) excludes the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company's Agency mortgage-backed securities.

(8) Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA).

(9) Average cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average amortized cost during the period. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

(10) Excludes costs incurred in connection with the MTGE transaction and costs incurred in connection with a securitization of residential whole loans for the quarters ended December 31, 2018 and September 30, 2018. Excludes costs incurred in connection with a securitization of residential whole loans for the quarter ended March 31, 2018.

Page 4

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.

(2) The current quarter rate utilizes an actual/360 factor, all other periods apply a 30/360 factor; applying an actual/360 factor results in an average repurchase agreement rate of 2.20% for the quarter ended September 30, 2018.

(3) The current quarter rate is net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate for the quarter was 2.43% and the period-end rate was 2.97%.

(4) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and to be announced ("TBA") notional outstanding; excludes mortgage servicing rights ("MSRs") and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.

(5) Excludes forward starting swaps. Forward starting swaps represented $8.1 billion of the notional balance as of December 31, 2017; there were no forward starting swaps for any other period.

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Endnotes (continued)

Page 5

(1) Includes GAAP interest expense and the net interest component of interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

(2) Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred Stock as of September 30, 2017.

(3) The Company separately calculates core earnings per average common share and core earnings (excluding PAA) per average common share, with the difference between these two per share amounts attributed to the PAA cost (benefit) per average common share. As such, the reported value of the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA cost (benefit) by the weighted average number of common shares outstanding due to rounding.

Page 6

(1) The quarter ended December 31, 2017 includes $8.3 million of dividends on the Company's Series F Preferred Stock, which were cumulative and undeclared as of September 30, 2017.

Page 7

(1) Prior to the quarter ended March 31, 2018, this metric included the net interest component of interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects the net interest component of all interest rate swaps.

Page 8

(1) Includes depreciation and amortization expense related to equity method investments.

(2) Beginning with the quarter ended September 30, 2018, the Company excludes non-core (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). The quarter ended December 31, 2018 also includes a gain on sale within an unconsolidated joint venture which is a component of Other income (loss).

(3) The quarter ended September 30, 2018 reflects the amount of consideration paid for the acquisition of MTGE Investment Corp. in excess of the fair value of net assets acquired. This amount is primarily attributable to a decline in portfolio valuation between the pricing and closing dates of the transaction and is consistent with changes in market values observed for similar assets over the same period.

(4) Represents costs incurred in connection with the MTGE transaction and costs incurred in connection with a securitization of residential whole loans for the quarters ended December 31, 2018 and September 30, 2018. Represents costs incurred in connection with a securitization of residential whole loans for the quarter ended March 31, 2018.

Page 8 (continued)

(5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.2 million for each of the quarters ended December 31, 2018 and September 30, 2018. There were no adjustments for CMBX coupon income prior to September 30, 2018.

(6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.

Page 9

(1) For book value purposes, the quarter ended December 31, 2017 includes $8.3 million of dividends on the Company's Series F Preferred stock, which were cumulative and undeclared as of September 30, 2017.

Page 11

(1) Includes other income (loss), general and administrative expenses and income taxes.

(2) Includes other income (loss) (excluding non-core items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-core income tax).

Page 12

(1) Includes Agency-backed multifamily securities with an estimated fair value of $1.8 billion.

(2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $11.2 million.

(3) Weighted by current face value.

(4) Weighted by notional value.

Page 13

(1) Weighted by current notional value.

(2) Weighted by estimated fair value.

Page 14

(1) Excludes residential mortgage loans.

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Endnotes (continued) Page 15 (1) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting. (2) Maturity dates assume all of the borrowers' extension options are exercised for the commercial real estate debt and preferred equity, held for investment portfolio. (3) Economic Interest is a non-GAAP measure to include gross asset values less related financings. Equity investments do not reflect depreciation and amortization. (4) Includes investment in unconsolidated debt fund of $20.4 million and investment in Community Investment Impact Fund of $25.2 million. (5) Equity levered returns are calculated based on trailing twelve months cash-on-cash returns, updated on a one month lag. (6) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives. Page 17 (1) There were no forward-starting interest rate swaps at December 31, 2018. (2) Weighted average years to maturity for futures positions are based on the U.S. Treasury contracts cheapest to deliver. (3) Approximately 5% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (4) The weighted average rates on repurchase agreements are presented in the table on a gross basis; when netting for reverse repurchase agreements the weighted average rate is 2.96% at period end and 2.43% for the quarter. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 18 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 21 (1) CMBX coupon income and average CMBX balances have only been applied to the quarters ended December 31, 2018 and September 30, 2018. The impact to net interest margin (excluding PAA) in prior periods was immaterial. 24